                         ANNUAL REPORT
                         OCTOBER 31, 2002

PRUDENTIAL
PACIFIC GROWTH FUND, INC.

                         FUND TYPE
                         Global stock

                         OBJECTIVE
                         Long-term growth of capital

                         This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

                         The views expressed in this report and
                         information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Financial is a service mark of
The Prudential Insurance Company of America,
Newark, NJ, and its affiliates.                     (LOGO)

Prudential Pacific Growth Fund, Inc.

Performance at a Glance

INVESTMENT GOALS AND STYLE
The Prudential Pacific Growth Fund's (the Fund) investment objective is long-term growth of capital. The Fund invests primarily in stocks of companies in the Pacific Basin, selecting a diversified portfolio aimed at long-term growth of capital. The Fund is subject to all of the risks associated with foreign investing, including currency, political and social risks, and potential illiquidity. There can be no assurance that the Fund will achieve its investment objective.

Geographic Concentration
Expressed as a percentage of
net assets as of 10/31/02
    43.4% Japan
    18.2  Australia
    12.8  Hong Kong
     7.1  South Korea
     4.9  Taiwan
     2.7  Malaysia
     2.5  Singapore
     1.9  New Zealand
     0.9  Thailand
     0.3  Canada
     5.3  Cash & Equivalents

     Geographic concentration is subject to change.

Ten Largest Holdings
Expressed as a percentage of
net assets as of 10/31/02
  3.2%  Nissan Motor Co., Ltd.
        Automotive
  3.0   Canon, Inc.
        Electronic Components
  3.0   Takeda Chemical Industries, Ltd.
        Drugs & Healthcare
  2.8   Ricoh Co., Ltd.
        Electronic Components
  2.8   Hong Kong & China Gas Co., Ltd.
        Gas Utilities
  2.5   Hong Kong Electric Holdings, Ltd.
        Electrical Utilities
  2.4   Kao Corp.
        Cosmetics & Toiletries
  2.4   CLP Holdings, Ltd.
        Electrical Utilities
  2.4   Sony Corp.
        Electronics
  2.4   Hang Seng Bank, Ltd.
        Banks

Holdings are subject to change.

      www.prudential.com  (800) 225-1852

Cumulative Total Returns1                As of 10/31/02
                           One Year   Five Years   Ten Years   Since Inception2
Class A                     -3.51%      -37.53%     -24.10%        -19.17%
Class B                     -4.03       -40.26      -29.93         -25.52
Class C                     -4.16       -39.97        N/A          -55.84
Class Z                     -3.50       -37.22        N/A          -52.45
MSCI AC Asia Pacific Free
Gross Index3                -6.83       -24.90      -11.08          ***
MSCI AC Pacific Free Index4 -8.34       -29.63      -21.61          ****
Lipper Pacific Region Funds
Avg.5                       -6.58       -26.18       -3.12          *****

Average Annual Total Returns1             As of 9/30/02
                           One Year   Five Years   Ten Years   Since Inception2
Class A                     -6.00%      -12.85%      -2.89%         -2.60%
Class B                     -6.82       -12.90       -3.17          -2.90
Class C                     -3.85       -12.81         N/A          -9.67
Class Z                     -1.05       -11.85         N/A         -10.74

Past performance is not indicative of future
results. Principal and investment return will
fluctuate so that an investor's shares, when
redeemed, may be worth more or less than their
original cost. 1Source: Prudential Investments
LLC, Lipper Inc., and Factset. The cumulative
total returns do not take into account
applicable sales charges. The average annual
total returns do take into account applicable
sales charges. Without the distribution and
service (12b-1) fee waiver for Class A shares,
the returns would have been lower. The Fund
charges a maximum front-end sales charge of 5%
for Class A shares. Class B shares are subject
to a declining contingent deferred sales charge
(CDSC) of 5%, 4%, 3%, 2%, 1%, and 1%
respectively for the first six years.
Approximately seven years after purchase, Class
B shares will automatically convert to Class A
shares on a quarterly basis. Class C shares are
subject to a front-end sales charge of 1% and a
CDSC of 1% for shares redeemed within 18 months
of purchase. Class Z shares are not subject to
a sales charge or distribution and service
(12b-1) fees. The cumulative and average annual
total returns in the tables above do not
reflect the deduction of taxes that a
shareholder would pay on fund distributions or
following the redemption of fund shares.
2Inception dates: Class A and Class B, 7/24/92;
Class C, 8/1/94; and Class Z, 3/1/96. 3The
Morgan Stanley Capital International (MSCI) All
Country (AC) Asia Pacific Free Gross Index is
an unmanaged, weighted index comprising
approximately 950 securities listed on the
stock exchanges of Australia, China (free),
Hong Kong, India, Indonesia, Japan, Korea,
Malaysia, Pakistan, the Philippines, Singapore,
Sri Lanka, Taiwan, and Thailand. 4The MSCI AC
Pacific Free Index is an unmanaged, free float-
adjusted market capitalization index that is
designed to measure the following international
equity countries: Australia, China, Hong Kong,
Indonesia, Japan, Malaysia, New Zealand, the
Philippines, Singapore, Taiwan, and Thailand.
5The Lipper Average is unmanaged, and is based
on the average return for all funds in each
share class for the  one-year, five-year, ten-
year, and since inception periods in the Lipper
Pacific Region Funds category. Funds in the
Lipper Pacific Region Funds Average concentrate
investments in equity securities with primary
trading markets or operations concentrated in
the Western Pacific Basin region or a single
country within this region. Investors cannot
invest directly in an index. The returns for
the MSCI Indexes and Lipper Average would be
lower if they included the effect of sales
charges, operating expenses, or taxes. ***MSCI
AC Asia Pacific Free Gross Index Since
Inception returns are -4.39% for Class A and
Class B, -44.57% for Class C, and -43.78% for
Class Z. ****MSCI AC Pacific Free Index Since
Inception returns are -16.03% for Class A and
Class B, -50.12% for Class C, and -48.84% for
Class Z. *****Lipper Average Since Inception
returns are 8.11% for Class A and
Class B, -33.08% for Class C, and -36.91% for
Class Z, based on all funds in each share
class.
                                       1

(LOGO)                        December 10, 2002

DEAR SHAREHOLDER,
The 12-month period ended October 31, 2002 was disappointing for stock investors. At the beginning of the period in the wake of the terrorist attacks, interest-rate reductions in the United States and Europe spurred hopes that the global economy would recover quickly.
Signs of greater economic activity encouraged that optimism. Soon, however, a series of bankruptcies, indictments, earnings disappointments, conflicting economic signs, and a possible war with Iraq threw the stock markets into a steep and broadening decline.

Stocks in the Pacific region held up slightly better than stocks in other parts of the world, and the modest decline of the Prudential
Pacific Growth Fund represented a substantial outperformance of the major Pacific indexes. On the following pages, the Fund's investment adviser describes how its strategy reduced the impact of the market downdraft.

The past two and a half years have been
challenging for equity investors. We encourage you to talk with your financial professional about the impact of recent events on your investment plan. We appreciate your continued confidence in Prudential mutual funds through these trying times.

Sincerely,

David R. Odenath, Jr., President
Prudential Pacific Growth Fund, Inc.

Prudential Pacific Growth Fund, Inc.

Annual Report  October 31, 2002

INVESTMENT ADVISER'S REPORT

OVERVIEW OF MARKET AND PERFORMANCE
Almost all of the world's stock markets took a sharp turn for the worse in the spring of 2002.
Investor sentiment swung from optimistic to pessimistic and somewhat cynical. The Fund benefited by moving from growth-oriented stocks into more defensive stocks--companies that have strong balance sheets and are less dependent upon economic growth than most. The Pacific region markets are relatively small and easily affected when institutional investors move at the same time. When many other investors followed our move into defensive stocks later in the year, our holdings benefited. Whereas the Fund performed only marginally better than the Lipper Pacific Region Funds Average in the first half of its reporting period, its performance in the second half was more than four percentage points above the Lipper
Average.

WE TEMPERED OUR UNDERWEIGHT IN JAPAN
Japan-based companies make up almost two-thirds of the MSCI AC Pacific Free Index. We have substantially underweighted Japan for quite a while. This helped our return over this reporting period. However, in February 2002, the Japanese market rose sharply, a gain it did not relinquish until June during the global market decline. We decided it was prudent to bring our Japan exposure closer to the Index level. The actions of Japan's government are unpredictable and can lead to very rapid market movements. Although we do not yet see a significant catalyst for Japan's economic recovery, we want to participate should one occur.

Our exposure to Japan is principally in well-
managed globally oriented firms such as Sony,
Toyota, Canon, Nissan, and Ricoh (see Comments
on Largest Holdings for the last three). All
but Nissan and Ricoh had large gains in share
price, and all five made positive contributions
to return.
                             3

Prudential Pacific Growth Fund, Inc.

Annual Report  October 31, 2002

The major Japanese auto manufacturers have strong balance sheets and high margins, and continue to gain market share in the United
States. In addition to the quality of their products, they have benefited from the gradual weakening of the yen over the past few years, which makes their cars less expensive than those in other developed countries. Two
Japanese auto companies in the Fund's portfolio were underachievers whose alliances with non-
Japanese auto companies were expected to improve their performance. Nissan was the Fund's largest position at period-end and made the second-largest contribution to the Fund's return. Renault, which bought 37% of Nissan in 1999 (since increased to 44%), installed a non-
Japanese president at Nissan. He initiated a restructuring--including cost cutting and reducing the number of Japanese suppliers--which is paying off. Sales are increasing rapidly. In contrast, the Fund had a loss on its small position in Mazda. Mazda is 33% owned by Ford, which has not been as successful in introducing changes as Renault has been with Nissan. We think that Ford will increase its involvement and Mazda's profits will improve.

We avoided the large Japanese banks, although they are a significant part of our benchmark index. We think they are poorly managed and have resisted the changes that are necessary to improve their performance, including writing off a large amount of nonperforming loans. Our underweighting helped our relative performance.
Instead, we maintained our exposure to the financial sector in Japan through smaller consumer-lending companies--Takefuji and
Promise--which specialize in credit card, house renovation, and personal loans. They have been very profitable over the long term with solid cash flow, strong balance sheets, and high returns on equity, but detracted from return during this reporting period because of an increase in personal bankruptcies. We think they have the financial and managerial strength to cope with the situation and are still good long-term investments.

We also had a loss on Orix, a large financial services company. It expanded its business model from primarily leasing to making direct loans to consumers and small businesses. It is well regarded by international investors,
       www.prudential.com  (800) 225-1852

but domestic investors left the stock because it became expensive relative to other Japanese stocks. There was no change in its business fundamentals. We think that its financial stability and growth potential still make Orix a good value.

In addition to the consumer-lending companies, Nintendo and Secom were among the largest detractors from the Fund's return. Nintendo is a long-term holding of the Fund due to its key position in the growing home-gaming industry.
This year, the intense competition with Sony and Microsoft led to industrywide price competition. In addition, there are signs that holiday sales may be low this year. The share price fell and we pared back our position.
However, with about $6 billion in cash on its balance sheet, Nintendo should be able to survive short-term setbacks. We continue to believe in its growth potential.

Secom is Japan's largest security company, with large U.S. and European sales. It is benefiting from rising demand for home security systems.
This year, it had an unusual charge to earnings to bolster its underfunded pension system. Its share price fell. In our view, Secom's long-term potential was not affected.

FINANCIAL FIRMS BENEFITED FROM CONSUMER BORROWING
Most Pacific region countries were more
aggressive than Japan in forcing their banks to
face their nonperforming loans. This led to the
consolidation of weak banks into better-
capitalized firms. The increase in consumer
spending in the Pacific created new markets for
these firms. Banks, such as Kookmin Bank
(Korea), United Overseas Bank (Singapore), Hang
Seng Bank (Hong Kong), Taipei Bank (Taiwan),
and Overseas-Chinese Banking (Singapore),
benefited from consolidation in the industry
and an increase in consumer borrowing. Credit
card issuers are doing well. This represents a
historic turn from populations primarily
concerned with saving and preventing poverty to
a more affluent and optimistic population of
consumers. Once consumers buy products, they
want to protect them. Insurers such as
                                              5

Prudential Pacific Growth Fund, Inc.

Annual Report  October 31, 2002

Samsung Fire and Marine (Korea) were also among the largest contributors to the Fund's return.

In mid-summer, we brought our exposure in Korea down from an overweight to a market-neutral position. We were concerned that Korean consumers may have become overly enthusiastic about borrowing. Moreover, foreign investors had focused on Korean stocks and bid the share prices to expensive levels. Our shift to more defensive stocks was particularly effective in Korea. When other investors made the same move, our reduced exposure buffered the Fund from the resulting fall in share prices. However, we didn't sell two Korean financial companies fast enough--Hyundai Securities and Daishin
Securities. Their shares also became expensive and were affected by the poor global capital markets. We sold both at a loss.

SEMICONDUCTOR STOCKS WERE VOLATILE
The entire reporting period was charged with uncertainty about technology stocks.
Semiconductor chips are the key components for electronic products. Early in the period, the stocks of semiconductor companies rose from the unrealistically low levels they reached immediately after the terrorist attacks of September 11, 2001. They were buoyed by fourth-quarter optimism about economic growth. We began paring back our positions, protecting our gains from the subsequent decline. United
Microelectronics (Taiwan), Samsung Electronics
(Korea), and Taiwan Semiconductor made
significant contributions to the Fund's return.
We retain some exposure to these foundries
(chip factories) because they are among the most efficient in the world.

CONSOLIDATION EXPECTATIONS DROVE UP GOLD SHARES
Newcrest Mining (Australia) and a few smaller
Australian gold companies benefited from an increase in share prices because investors expected the industry to consolidate. Newcrest, whose shares rose about 90% over the
      www.prudential.com  (800) 225-1852

period, was among the larger contributors to return, although it was not itself involved in an acquisition.

UTILITIES WeRE A DEFENSIVE SECTOR
When the economic recovery in the United States and Europe appeared less robust than expected, we moved to economic sectors that were less dependent upon exports. Asian utility companies tend to be purely domestic. Another advantage of Asian utilities is their solid histories of dividend payments. This is particularly important in today's investment climate. As share price gains become less certain, dividends become a more significant component of investors' total return (dividends plus capital gains).

Hong Kong utilities have the additional
advantage of reducing currency risk because the Hong Kong dollar is pegged to the U.S. dollar.
Moreover, these companies have strong balance sheets, a sign that they will continue to be able to pay their dividends. Hong Kong utilities are growth companies because of their exposure to development in Mainland China. Hong
Kong and China Gas (see Comments on Largest
Holdings), Hong Kong Electric, and Australia
Gas Light were among the utilities making moderate positive contributions to return.

We also held utilities in Japan, but their
impact was predominantly negative. Nippon
Telephone and Telegraph (NTT) and NTT DoCoMo
(of which NTT owns 64%) were affected by the
global downturn in wireless telecommunications
stocks. Matsushita Electric shares fell because
investors were overly enthusiastic about the
company's restructuring and bid its share
price higher than was justified. As investors
became more skeptical about Japanese companies'
restructuring in general, its share price
dropped sharply  in line with the overall
Japanese market. The company is making slow but
steady progress meeting its restructuring
targets. We think it is a sound long-term
investment.
                              7

Prudential Pacific Growth Fund, Inc.

Annual Report  October 31, 2002

BEER CONSUMPTION SLOWED WHEN THE WORLD CUP ENDED
We had a small but noticeable loss on two breweries--Hite in Korea and Asahi in Japan.
This is in contrast to the gains of U.S.
breweries over the same period. Both of our holdings had substantial gains prior to the 2002 World Cup, which was played in Korea and Japan. Afterward, many investors abandoned the stocks. We continue to hold a position in Hite, which is one of two domestic breweries serving the large Korean market.

LOOKING AHEAD
Pacific region stocks are still bargain-priced compared to growth stocks in the United States and Europe. Moreover, growth in the region, excluding Japan, has been strong--certainly much stronger than in Europe or the United States.
Although economic growth in Hong Kong slowed to European levels, we expect it to pick up again.
Hong Kong, as well as the other countries in the region, is increasingly sharing in China's economic health. China's 8.1% annualized Gross
Domestic Product (GDP) growth rate in the third quarter of 2002 is well ahead of all other economies of any size except Turkey's.

Although we expect the Pacific region's
economic growth to compare favorably with growth elsewhere, its absolute level may be low. We expect Japan, whose imports have historically been an important factor in the region's economy, to grow at only 1% in 2003.
We are responding to this likelihood by keeping most of the portfolio in defensive stocks and some in stocks that we expect to be part of the technology sector's eventual recovery. When we see stocks at prices we find attractive, we will supplement that technology exposure. We expect share-price volatility to continue providing such opportunities.

Prudential Pacific Growth Fund Management Team www.prudential.com (800) 225-1852

Holdings expressed as a percentage of the Fund's net assets

Comments on Largest Holdings  As of 10/31/02
------------------------------------------------------------
3.2%  Nissan Motor Co., Ltd./Automotive
      Nissan Motor, a global automobile company, had one of the more successful turnarounds in Japan. Its focus on controlling costs, successful product launches, and benefits from restructuring resulted in solid cash flow. We expect further positive earnings surprises.
      Its shares are priced at about eight times its annual earnings per share. We expect an excellent return on equity (29%) for its 2003 fiscal year.

3.0%  Canon, Inc./Electronic Components
      Canon is a leading global manufacturer of imaging products--computer peripherals, copiers, cameras, fax machines, and camcorders. Its digital camera sales have been very strong, and it continues to take market share in the printer and copier markets, especially in the United States. A large proportion of its profit comes from consumables such as toner cartridges, not from hardware sales.

3.0%  Takeda Chemical Industries, Ltd./Drugs & Healthcare
      Takeda is Japan's leading manufacturer of pharmaceuticals, food supplements, agrochemicals, and environment-related chemical products. It is pulling out of non-core businesses and will become an outright pharmaceutical company in three years. The better product mix is improving its margins.
      Its shares are selling at about 17 times earnings per share (P/E), with a 17% return on equity targeted to reach 20%. We think its earnings growth will justify a higher P/E.

2.8%  Ricoh Co., Ltd./Electronic Components
      Ricoh manufactures office automation
      equipment, electronic devices, and photographic instruments, including fax machines, scanners, printers, digital cameras, and copiers. It is the market leader in the high-margin multifunction printer business, where demand is expected to stay firm. Ricoh is increasing its sales effort in the United States to take market share from the troubled Xerox. It is one of the few Japanese electronics companies to record consistent profit growth over the past
      10 years.

2.8%  Hong Kong & China Gas Co., Ltd./Gas Utilities
      Hong Kong and China Gas is a near-monopoly
      supplier of gas in the growing Hong Kong
      market, and is increasing its presence in
      China. China's abundant reserves give it a
      strong incentive to rely on natural gas instead
      of imported oil. We expect that by 2010,
      natural gas will supply 8% of China's primary
      energy demand, up from 2% in 2000. The firm's
      sound business plan and strong cash flow should
      support the required investment. It is also
      reducing costs and aggressively buying back its
      shares.
                                            9

                                    ANNUAL REPORT
                                    OCTOBER 31, 2002

PRUDENTIAL
PACIFIC GROWTH FUND, INC.


                                    FINANCIAL STATEMENTS

       Prudential Pacific Growth Fund, Inc.
             Portfolio of Investments as of October 31, 2002

Shares       Description                                            Value (Note 1)
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  94.7%
Common Stocks
-------------------------------------------------------------------------------------
Australia  18.2%
   69,000    Australia & New Zealand Banking Group, Ltd.            $      721,125
  102,500    Australian Gas Light Co., Ltd.                                580,277
   54,000    BHP Billiton, Ltd.                                            290,421
   81,000    Coca-Cola Amatil, Ltd.                                        237,372
   55,000    Foodland Associated, Ltd.                                     581,526
  270,000    Lihir Gold, Ltd.(a)                                           163,343
   30,500    National Australia Bank, Ltd.                                 581,823
  100,000    Newcrest Mining, Ltd.                                         325,799
  187,000    Qantas Airways, Ltd.                                          391,286
   80,000    Santos, Ltd.                                                  277,512
   82,500    Suncorp-Metway, Ltd.                                          555,426
  251,000    TAB, Ltd.                                                     441,615
  147,500    Telstra Corp., Ltd.                                           389,682
   12,000    Wesfarmers, Ltd.                                              175,498
   99,000    Westpac Banking Corp., Ltd.                                   780,252
   36,000    WMC, Ltd.                                                     151,655
   35,000    Woodside Petroleum, Ltd.                                      233,498
   32,000    Woolworths, Ltd.                                              218,635
                                                                    --------------
                                                                         7,096,745
-------------------------------------------------------------------------------------
Canada  0.3%
   11,025    Placer Dome, Inc.                                              98,212
-------------------------------------------------------------------------------------
Hong Kong  12.8%
   35,000    Cheung Kong (Holdings), Ltd.                                  232,238
  230,000    CLP Holdings, Ltd.                                            931,902
  278,000    Esprit Holdings, Ltd.                                         466,951
   85,000    Hang Seng Bank, Ltd.                                          918,214
  825,000    Hong Kong & China Gas Co., Ltd.                             1,084,259
  240,000    Hong Kong Electric Holdings, Ltd.                             975,497
   48,000    Hutchison Whampoa, Ltd.                                       295,418
   82,000    Li & Fung, Ltd.                                                80,958
                                                                    --------------
                                                                         4,985,437

    See Notes to Financial Statements                                     11

       Prudential Pacific Growth Fund, Inc.
             Portfolio of Investments as of October 31, 2002 Cont'd.

Shares       Description                                            Value (Note 1)
----------------------------------------------------------------------------------------
Japan  43.4%
    4,850    AIFUL Corp.                                            $      203,888
   32,000    Canon, Inc.                                                 1,180,676
   14,300    Chubu Electric Power Co., Inc.                                238,710
   12,000    Daito Trust Construction Co., Ltd.                            235,580
   35,500    Denso Corp.                                                   565,943
    4,400    Fanuc, Ltd.                                                   174,195
   18,000    Fuji Photo Film Co., Ltd.                                     496,628
   13,000    Ito-Yokado Co., Ltd.                                          405,368
   14,000    Kansai Electric Power Co.                                     198,161
   41,000    Kao Corp.                                                     937,096
    2,200    Kyocera Corp.                                                 129,659
   22,800    Marui Co., Ltd.                                               211,797
   52,000    Matsushita Electric Industrial Co., Ltd.                      545,018
  183,000    Mazda Motor Corp.                                             409,302
    2,600    Murata Manufacturing Co., Ltd.                                122,884
   42,000    Nikon Corp.(a)                                                293,471
    9,100    Nintendo Co., Ltd.                                            876,528
      110    Nippon Telegraph & Telephone Corp.                            403,164
  162,000    Nissan Motor Co., Ltd.                                      1,244,362
   40,000    Nomura Holdings, Inc.                                         460,385
    5,500    ORIX Corp.                                                    311,127
   60,000    Osaka Gas Co., Ltd.                                           145,462
    3,300    Promise Co., Ltd.                                             106,942
   61,000    Ricoh Co., Ltd.                                             1,090,476
   16,500    Secom Co., Ltd.                                               583,195
    9,600    Sega Corp.(a)                                                 115,978
    4,000    Seven-Eleven Japan Co., Ltd.                                  112,974
   12,300    Shimano, Inc.                                                 181,228
   22,000    Shionogi & Co., Ltd.                                          252,314
    9,000    Showa Corp.                                                    73,466
   21,500    Sony Corp.                                                    924,893
   28,000    Takeda Chemical Industries, Ltd.                            1,163,371
    4,040    Takefuji Corp.                                                169,507
   15,000    Tohoku Electric Power Co., Inc.                               199,582
   17,000    Tokyo Electric Power Co., Inc.                                314,311
  129,000    Tokyo Gas Co., Ltd.                                           376,977

    12                                     See Notes to Financial Statements

       Prudential Pacific Growth Fund, Inc.
             Portfolio of Investments as of October 31, 2002 Cont'd.

Shares       Description                                            Value (Note 1)
----------------------------------------------------------------------------------------
   33,300    Toyota Motor Corp.                                     $      810,033
    3,000    Uni-Charm Corp.                                               110,933
    6,400    Yamada Denki Co., Ltd.(a)                                     155,421
    3,200    Yamada Denki Co., Ltd.                                         78,886
   37,000    Yamaha Motor Co., Ltd.                                        271,521
                                                                    --------------
                                                                        16,881,412
-------------------------------------------------------------------------------------
Malaysia  2.7%
   27,000    British American Tobacco Malaysia Berhad                      254,022
   45,600    Genting Berhad                                                158,405
  285,000    Magnum Corp. Berhad                                           179,256
   83,000    Perusahaan Otomobil Nasional Berhad                           174,743
  250,000    Public Bank Berhad                                            176,322
   48,000    Resorts World Berhad                                          113,688
                                                                    --------------
                                                                         1,056,436
-------------------------------------------------------------------------------------
New Zealand  1.9%
  260,000    Carter Holt Harvey, Ltd.                                      208,587
   25,000    Fisher & Paykel Healthcare Corp., Ltd.                        136,141
  160,000    Telecom Corp. of New Zealand, Ltd.                            395,177
                                                                    --------------
                                                                           739,905
-------------------------------------------------------------------------------------
Singapore  2.5%
   93,000    Overseas-Chinese Banking Corp., Ltd.                          547,779
  265,000    Singapore Telecommunications, Ltd.                            216,121
   25,000    United Overseas Bank, Ltd.                                    189,729
                                                                    --------------
                                                                           953,629
-------------------------------------------------------------------------------------
South Korea  7.1%
    4,500    Hite Brewery Co., Ltd.                                        195,739
   19,000    Hyundai Motor Co., Ltd.                                       482,617
    8,000    KT Corp. (ADR)                                                164,320
    5,250    KT Freetel(a)                                                 130,554
      510    Kumgang Korea Chemical Co., Ltd.                               50,227
    1,100    NCsoft Corp.(a)                                                97,049
    2,050    Pacific Corp.                                                 206,941
    2,300    POSCO                                                         216,133
    1,430    Samsung Electronics Co., Ltd.                                 404,896

    See Notes to Financial Statements                                     13

       Prudential Pacific Growth Fund, Inc.
             Portfolio of Investments as of October 31, 2002 Cont'd.

Shares       Description                                            Value (Note 1)
----------------------------------------------------------------------------------------
    3,150    Samsung Fire & Marine Insurance Co., Ltd.              $      191,307
    1,600    Shinsegae Co., Ltd.                                           216,010
    2,300    SK Telecom Co., Ltd.                                          424,716
                                                                    --------------
                                                                         2,780,509
-------------------------------------------------------------------------------------
Taiwan  4.9%
   77,000    Benq Corp.                                                    110,336
  145,000    Chinatrust Financial Holding Co., Ltd.(a)                     115,570
  218,000    Chungwha Picture Tubes, Ltd.(a)                                87,817
  105,000    Hon Hai Precision Industry Co., Ltd.                          379,166
   54,000    Quanta Computer, Inc.                                         109,542
  696,429    SinoPac Holdings Co.(a)                                       291,565
   83,000    Synnex Technology International Corp.                         133,740
   79,040    Taipei Bank                                                    68,001
  310,000    Taiwan Semiconductor Manufacturing Co., Ltd.(a)               414,773
  284,000    United Microelectronics Corp.(a)                              205,928
                                                                    --------------
                                                                         1,916,438
-------------------------------------------------------------------------------------
Thailand  0.9%
  420,000    PTT Public Co., Ltd.                                          368,816
                                                                    --------------
             Total long-term investments (cost $38,423,258)             36,877,539
                                                                    --------------
SHORT-TERM INVESTMENT  0.3%
Principal
Amount
(000)
-------------------------------------------------------------------------------------
Repurchase Agreement
$     120    Joint Repurchase Agreement Account,
              1.93%, 11/1/02
              (cost $120,000; Note 5)                                      120,000
                                                                    --------------
             Total Investments  95.0%
              (cost $38,543,258; Note 6)                                36,997,539
             Other assets in excess of liabilities  5.0%                 1,932,814
                                                                    --------------
             Net Assets  100%                                       $   38,930,353
                                                                    --------------
                                                                    --------------

------------------------------
(a) Non-income producing security.
ADR--American Depositary Receipt.
    14                                     See Notes to Financial Statements

       Prudential Pacific Growth Fund, Inc.
             Portfolio of Investments as of October 31, 2002 Cont'd.

The industry classification of portfolio holdings and other assets shown as a percentage of net assets as of October 31, 2002 was as follows:

Banks.............................................................   10.5%
Automotive........................................................   10.4
Electronic Components.............................................   10.1
Electronics.......................................................    8.3
Electrical Utilities..............................................    7.3
Telecommunication Services........................................    5.5
Financial Services................................................    5.4
Retail............................................................    5.1
Gas Utilities.....................................................    4.1
Leisure & Tourism.................................................    4.1
Drugs & Healthcare................................................    4.0
Cosmetics & Toiletries............................................    3.2
Mining............................................................    3.2
Oil & Gas Exploration/Production..................................    2.3
Energy Equipment & Services.......................................    1.5
Apparel & Textiles................................................    1.2
Diversified Operations............................................    1.2
Hotels, Restaurants & Leisure.....................................    1.2
Food & Beverage...................................................    1.1
Airlines..........................................................    1.0
Tobacco...........................................................    0.7
Building & Construction...........................................    0.6
Computer Networks.................................................    0.6
Real Estate Investment Trust......................................    0.6
Insurance.........................................................    0.5
Paper & Forest Products...........................................    0.5
Merchandising.....................................................    0.2
Software..........................................................    0.2
Chemicals.........................................................    0.1
Other.............................................................    0.3
                                                                    -----
                                                                     95.0
Other assets in excess of liabilities.............................    5.0
                                                                    -----
                                                                    100.0%
                                                                    -----
                                                                    -----

    See Notes to Financial Statements                                     15

       Prudential Pacific Growth Fund, Inc.
             Statement of Assets and Liabilities

                                                                  October 31, 2002
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $38,543,258)                            $ 36,997,539
Foreign currency, at value (cost $926,267)                               911,965
Cash                                                                     711,960
Receivable for investments sold                                        1,086,239
Receivable for Fund shares sold                                          226,486
Dividends and interest receivable                                        102,669
Other assets                                                               7,040
                                                                  ----------------
      Total assets                                                    40,043,898
                                                                  ----------------
LIABILITIES
Payable for investments purchased                                        515,337
Payable for Fund shares reacquired                                       341,475
Accrued expenses                                                         200,209
Management fee payable                                                    24,444
Withholding taxes payable                                                 16,110
Distribution fee payable                                                  15,970
                                                                  ----------------
      Total liabilities                                                1,113,545
                                                                  ----------------
NET ASSETS                                                          $ 38,930,353
                                                                  ----------------
                                                                  ----------------
Net assets were comprised of:
   Shares of common stock, at par                                   $      6,032
   Paid-in capital in excess of par                                   83,929,237
                                                                  ----------------
                                                                      83,935,269
   Accumulated net realized loss on investments                      (43,436,272)
   Net unrealized depreciation on investments and foreign
      currencies                                                      (1,568,644)
                                                                  ----------------
Net assets, October 31, 2002                                        $ 38,930,353
                                                                  ----------------
                                                                  ----------------

    16                                     See Notes to Financial Statements

       Prudential Pacific Growth Fund, Inc.
             Statement of Assets and Liabilities Cont'd.

                                                                  October 31, 2002
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($25,106,295 / 3,808,609 shares of common stock issued
      and outstanding)                                                     $6.59
   Maximum sales charge (5% of offering price)                               .35
                                                                  ----------------
   Maximum offering price to public                                        $6.94
                                                                  ----------------
                                                                  ----------------
Class B:
   Net asset value, offering price and redemption price per
      share ($10,840,462 / 1,752,701 shares of common stock
      issued and outstanding)                                              $6.19
                                                                  ----------------
                                                                  ----------------
Class C:
   Net asset value and redemption price per share
      ($2,061,342 / 331,379 shares of common stock issued and
      outstanding)                                                         $6.22
   Sales charge (1% of offering price)                                       .06
                                                                  ----------------
   Offering price to public                                                $6.28
                                                                  ----------------
                                                                  ----------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($922,254 / 139,545 shares of common stock issued
      and outstanding)                                                     $6.61
                                                                  ----------------
                                                                  ----------------

    See Notes to Financial Statements                                     17

       Prudential Pacific Growth Fund, Inc.
             Statement of Operations

                                                                        Year
                                                                       Ended
                                                                  October 31, 2002
----------------------------------------------------------------------------------------
NET INVESTMENT LOSS
Income
   Dividends (net of foreign withholding taxes of $72,347)          $    831,388
   Interest                                                               49,873
                                                                  ----------------
      Total income                                                       881,261
                                                                  ----------------
Expenses
   Management fee                                                        350,748
   Distribution fee--Class A                                              72,693
   Distribution fee--Class B                                             143,222
   Distribution fee--Class C                                              22,994
   Custodian's fees and expenses                                         259,000
   Transfer agent's fees and expenses                                    228,000
   Reports to shareholders                                                64,000
   Audit fees                                                             39,000
   Registration fee                                                       25,000
   Legal fees and expenses                                                24,000
   Directors' fees                                                         7,500
   Miscellaneous                                                           1,462
                                                                  ----------------
      Total operating expenses                                         1,237,619
   Loan interest expense (Note 8)                                          1,867
                                                                  ----------------
      Total expenses                                                   1,239,486
                                                                  ----------------
Net investment loss                                                     (358,225)
                                                                  ----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   AND FOREIGN CURRENCY TRANSACTIONS
Net realized loss on:
   Investment transactions                                            (2,271,712)
   Foreign currency transactions                                        (332,560)
                                                                  ----------------
                                                                      (2,604,272)
                                                                  ----------------
  Net change in unrealized appreciation (depreciation) on:
   Investments                                                         2,594,843
   Foreign currencies                                                    223,081
                                                                  ----------------
                                                                       2,817,924
                                                                  ----------------
Net gain on investments and foreign currencies                           213,652
                                                                  ----------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                $   (144,573)
                                                                  ----------------
                                                                  ----------------

    18                                     See Notes to Financial Statements

       Prudential Pacific Growth Fund, Inc.
             Statement of Changes in Net Assets

                                                        Year Ended October 31,
                                                 ------------------------------------
                                                       2002                2001
-------------------------------------------------------------------------------------
DECREASE IN NET ASSETS
Operations
   Net investment loss                             $   (358,225)      $   (1,015,868)
   Net realized loss on investments and
      foreign currency transactions                  (2,604,272)         (33,132,395)
   Net change in unrealized appreciation
      (depreciation) on investments and
      foreign currencies                              2,817,924           12,783,183
                                                 ----------------    ----------------
   Net decrease in net assets resulting from
      operations                                       (144,573)         (21,365,080)
                                                 ----------------    ----------------
Fund share transactions (net of share
   conversions)
   (Note 7)
   Net proceeds from shares sold                     69,583,170          164,362,944
   Cost of shares reacquired                        (78,760,338)        (205,697,807)
                                                 ----------------    ----------------
   Net decrease in net assets from Fund share
      transactions                                   (9,177,168)         (41,334,863)
                                                 ----------------    ----------------
Total decrease                                       (9,321,741)         (62,699,943)
NET ASSETS
Beginning of year                                    48,252,094          110,952,037
                                                 ----------------    ----------------
End of year(a)                                     $ 38,930,353       $   48,252,094
                                                 ----------------    ----------------
                                                 ----------------    ----------------
------------------------------
(a) Includes undistributed net investment
    income of:                                     $         --       $       70,201
                                                 ----------------    ----------------
                                                 ----------------    ----------------

    See Notes to Financial Statements                                     19

       Prudential Pacific Growth Fund, Inc.
             Notes to Financial Statements

      Prudential Pacific Growth Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was incorporated in Maryland on August 14, 1991 and commenced investment operations on July 24, 1992. The investment objective of the Fund is to seek long-term capital growth by investing primarily in common stocks, common stock equivalents and other securities of companies doing business in or domiciled in the Pacific Basin region.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Securities Valuation:    Securities traded on a securities exchange or
NASDAQ National Market System are valued at the last reported sale price on such exchange system or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) are valued by an independent pricing agent or principal market maker. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the manager, in consultation with subadviser to be over-the-counter, are valued by an independent pricing agent or more than one principal market maker. Securities for which market quotations are not readily available, other than private placements, are valued at a price supplied by an independent pricing agent which is, in the opinion of such pricing agent, representative of the market value of such securities as of the time of determination of net asset value or, using a methodology developed by an independent pricing agent, which is, in the judgment of the manager and subadviser, able to produce prices which are representative of market value. Securities for which reliable market quotations are not readily available are valued by the Valuation Committee and Board of Directors in consultation with the manager or subadviser.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with United States financial institutions, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which
    20

       Prudential Pacific Growth Fund, Inc.
             Notes to Financial Statements Cont'd.

exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities--at the closing daily rates of exchange;

      (ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the year. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the year. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gain on investment transactions.

      Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from forward currency contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest, dividends and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains (losses) from valuing foreign currency denominated assets and liabilities at year-end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

      Forward Currency Contracts:    A forward currency contract is a commitment
to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to
                                                                          21

       Prudential Pacific Growth Fund, Inc.
             Notes to Financial Statements Cont'd.

changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discount on purchases of debt securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (loss) (other than distribution fees) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    The Fund expects to pay dividends of net
investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Taxes:    It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments LLC ('PI'). Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PI has entered into a subadvisory agreement with Jardine Fleming International Management, Inc. ('JF').
    22

       Prudential Pacific Growth Fund, Inc.
             Notes to Financial Statements Cont'd.

The subadvisory agreement provides that JF furnishes investment advisory services in connection with the management of the Fund. In connection therewith, JF is obligated to keep certain books and records of the Fund. PI pays for the services of JF, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid to PI is computed daily and payable monthly at an annual rate of .75 of 1% of the average daily net assets of the Fund.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, Class B and Class C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Class A, Class B and Class C Plans were .25%, 1% and 1%, respectively, of the average daily net assets of the Class A, Class B and Class C shares for the year ended October 31, 2002.

      PIMS has advised the Fund that it received approximately $8,100 and $300 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended October 31, 2002. From these fees, PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the year ended October 31, 2002, it received approximately $46,400 and $1,200 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PIMS and PI are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ('Prudential').

Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent. During the year ended October 31, 2002, the Fund incurred fees of approximately $194,500 for the services of PMFS. As of October 31, 2002 approximately $15,300 of such fees were due to PMFS.
                                                                          23

       Prudential Pacific Growth Fund, Inc.
             Notes to Financial Statements Cont'd.

      The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. The Fund incurred approximately $29,400 in total networking fees, of which the amount relating to the services of Prudential Securities, Inc. ('PSI'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, was approximately $27,800 for the year ended October 31, 2002. As of October 31, 2002, approximately $2,100 of such fees were due to PSI. These amounts are included in transfer agent's fees and expenses in the Statement of Operations.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments,for the year ended October 31, 2002 were $68,086,220 and $79,643,493, respectively.

Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of October 31, 2002, the Fund had a ..06% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Fund represents $120,000 in principal amount. As of such date, each repurchase agreements in the joint account and the collateral therefor were as follows:

      Greenwich Capital Markets, Inc., 1.93% in the principal amount of $65,953,000, repurchase price $65,956,536, due 11/1/02. The value of the collateral including accrued interest was $67,275,039.

      JP Morgan Chase, 1.93%, in the principal amount of $65,953,000, repurchase price $65,956,536, due 11/1/02. The value of the collateral including accrued interest was $67,272,719.

      SBC Warburg Asia Ltd., 1.93%, in the principal amount of $65,954,000, repurchase price $65,957,536, due 11/1/02. The value of the collateral including accrued interest was $67,276,447.

Note 6. Distributions and Tax Information
In order to present paid-in capital in excess of par and accumulated net realized gains (losses) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital in excess of par, undistributed net investment loss and accumulated net realized gains (loss) on investments. For the year ended October 31, 2002, the adjustments were to decrease
    24

       Prudential Pacific Growth Fund, Inc.
             Notes to Financial Statements Cont'd.

paid-in capital in excess of par by $421,477, decrease accumulated net realized loss by $133,453 and decrease undistributed net investment loss of $288,024 for the reclassification of a net operating loss and differences in the treatment for book and tax purposes of certain transactions involving foreign securities, currencies and other tax adjustments.

      As of October 31, 2002, there were no distributable earnings on a tax basis.

      For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2002 of approximately $43,057,000 of which $6,178,000 expires in 2006, $34,269,000 expires in 2009 and $2,610,000 expires in 2010.
Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward.

      The United States federal income tax basis of the Fund's investments and the net unrealized appreciation as of October 31, 2002 were as follows:

                                                   Other           Total Net
                                                Cost Basis        Unrealized
   Tax Basis     Appreciation    Depreciation   Adjustments      Depreciation
-------------   --------------- --------------- ------------    --------------
  $38,922,692     $1,198,296      $3,123,449     $(22,925)        $1,948,078

      The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales.

Note 7. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with an initial sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending upon the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      The Fund has authorized 2 billion shares of common stock at $.001 par value per share divided into four classes, designated Class A, Class B, Class C and Class Z common stock each consisting of 500 million authorized shares.
                                                                          25

       Prudential Pacific Growth Fund, Inc.
             Notes to Financial Statements Cont'd.

      Transactions in shares of common stock were as follows:

Class A                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Year ended October 31, 2002:
Shares sold                                                   4,523,111    $  32,181,123
Shares reacquired                                            (5,307,798)     (38,302,857)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                   (784,687)      (6,121,734)
Shares issued upon conversion from Class B                      400,877        2,914,264
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                  (383,810)   $  (3,207,470)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended October 31, 2001:
Shares sold                                                  11,654,875    $  97,997,818
Shares reacquired                                           (14,423,772)    (124,923,380)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (2,768,897)     (26,925,562)
Shares issued upon conversion from Class B                    1,792,668       15,404,950
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                  (976,229)   $ (11,520,612)
                                                            -----------    -------------
                                                            -----------    -------------
Class B
----------------------------------------------------------
Year ended October 31, 2002:
Shares sold                                                   2,022,298    $  13,450,177
Shares reacquired                                            (2,371,964)     (15,924,703)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                   (349,666)      (2,474,526)
Shares reacquired upon conversion into Class A                 (425,682)      (2,914,264)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                  (775,348)   $  (5,388,790)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended October 31, 2001:
Shares sold                                                   2,543,492    $  20,766,403
Shares reacquired                                            (3,609,714)     (29,821,278)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (1,066,222)      (9,054,875)
Shares reacquired upon conversion into Class A               (1,887,063)     (15,404,950)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                (2,953,285)   $ (24,459,825)
                                                            -----------    -------------
                                                            -----------    -------------

    26

       Prudential Pacific Growth Fund, Inc.
             Notes to Financial Statements Cont'd.

Class C                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Year ended October 31, 2002:
Shares sold                                                   1,098,902    $   7,349,768
Shares reacquired                                            (1,102,949)      (7,435,970)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                    (4,047)   $     (86,202)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended October 31, 2001:
Shares sold                                                   2,255,670    $  18,222,589
Shares reacquired                                            (2,569,425)     (21,177,108)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                  (313,755)   $  (2,954,519)
                                                            -----------    -------------
                                                            -----------    -------------
Class Z
----------------------------------------------------------
Year ended October 31, 2002:
Shares sold                                                   2,321,128    $  16,602,102
Shares reacquired                                            (2,349,153)     (17,096,808)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   (28,025)   $    (494,706)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended October 31, 2001:
Shares sold                                                   3,351,409    $  27,376,134
Shares reacquired                                            (3,570,222)     (29,776,041)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                  (218,813)   $  (2,399,907)
                                                            -----------    -------------
                                                            -----------    -------------

Note 8. Borrowings
The Fund, along with other affiliated registered investment companies (the 'Funds'), is a party to a syndicated credit agreement ('SCA') with a group of banks. For the year ended October 31, 2002, the amounts of the commitment were as follows: $930 million from November 1, 2001 through December 31, 2001 and $500 million from January 1, 2002 through May 3, 2002. On May 3, 2002, the Funds renewed and amended the SCA, which effectively increased the banks' commitment to $800 million and allows the Funds to increase the commitment to $1 billion if necessary. Interest on any borrowings under the SCA will be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA is May 2, 2003.

      The Fund utilized the line of credit during the year ended October 31, 2002. The average daily balance for the 9 days the Fund had outstanding during the year was approximately $2,740,922 at a weighted average interest rate of approximately 2.73%.
                                                                          27

       Prudential Pacific Growth Fund, Inc.
             Financial Highlights

                                                                     Class A(a)
                                                                  ----------------
                                                                     Year Ended
                                                                  October 31, 2002
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                    $   6.83
                                                                      --------
Income/loss from investment operations
Net investment income (loss)                                              (.03)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                          (.21)
                                                                      --------
      Total from investment operations                                    (.24)
                                                                      --------
Less distributions
Dividends from net investment income                                        --
Distributions in excess of net investment income                            --
Distributions from net realized gains                                       --
                                                                      --------
      Total distributions                                                   --
                                                                      --------
Net asset value, end of year                                          $   6.59
                                                                      --------
                                                                      --------
TOTAL RETURN(b)                                                          (3.51)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                         $ 25,106
Average net assets (000)                                              $ 29,077
Ratios to average net assets:
   Total expenses(c)                                                      2.39%
   Operating expenses, including distribution and service
      (12b-1) fees(c)                                                     2.39%
   Operating expenses, excluding distribution and service
      (12b-1) fees                                                        2.14%
   Net investment income (loss)                                           (.48)%
For Class A, B, C and Z shares:
   Portfolio turnover rate                                                 155%

------------------------------
(a) Calculated based upon weighted average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.
    28                                     See Notes to Financial Statements

       Prudential Pacific Growth Fund, Inc.
             Financial Highlights Cont'd.

                                     Class A(a)
-------------------------------------------------------------------------------------
                               Year Ended October 31,
-------------------------------------------------------------------------------------
      2001                 2000                 1999                 1998
-------------------------------------------------------------------------------------
    $   9.70             $  14.01             $   9.14             $  12.22
    --------             --------             --------             --------
        (.09)                (.09)                (.04)                 .06
       (2.78)               (4.01)                4.99                (1.88)
    --------             --------             --------             --------
       (2.87)               (4.10)                4.95                (1.82)
    --------             --------             --------             --------
          --                 (.16)                (.08)                  --
          --                 (.05)                  --                 (.40)
          --                   --                   --                 (.86)
    --------             --------             --------             --------
          --                 (.21)                (.08)               (1.26)
    --------             --------             --------             --------
    $   6.83             $   9.70             $  14.01             $   9.14
    --------             --------             --------             --------
    --------             --------             --------             --------
      (29.59)%             (29.82)%              55.11%              (15.53)%
    $ 28,615             $ 50,141             $ 49,338             $ 22,624
    $ 34,919             $ 53,389             $ 31,281             $ 26,845
        2.60%                1.60%                1.72%                1.70%
        2.58%                1.57%                1.72%                1.70%
        2.33%                1.32%                1.47%                1.45%
       (1.12)%               (.70)%               (.34)%                .63%
         158%                  93%                 104%                  94%

    See Notes to Financial Statements                                     29

       Prudential Pacific Growth Fund, Inc.
             Financial Highlights Cont'd.

                                                                     Class B(a)
                                                                  ----------------
                                                                     Year Ended
                                                                  October 31, 2002
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                    $   6.45
                                                                      --------
Income/loss from investment operations
Net investment loss                                                       (.09)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                          (.17)
                                                                      --------
      Total from investment operations                                    (.26)
                                                                      --------
Less distributions
Dividends from net investment income                                        --
Distributions in excess of net investment income                            --
Distributions from net realized gains                                       --
                                                                      --------
      Total distributions                                                   --
                                                                      --------
Net asset value, end of year                                          $   6.19
                                                                      --------
                                                                      --------
TOTAL RETURN(b)                                                          (4.03)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                         $ 10,840
Average net assets (000)                                              $ 14,322
Ratios to average net assets:
   Total expenses                                                         3.14%
   Operating expenses, including distribution and service
      (12b-1) fees                                                        3.14%
   Operating expenses, excluding distribution and service
      (12b-1) fees                                                        2.14%
   Net investment loss                                                   (1.32)%

------------------------------
(a) Calculated based upon weighted average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
    30                                     See Notes to Financial Statements

       Prudential Pacific Growth Fund, Inc.
             Financial Highlights Cont'd.

                                     Class B(a)
-------------------------------------------------------------------------------------
                               Year Ended October 31,
-------------------------------------------------------------------------------------
      2001                 2000                 1999                 1998
-------------------------------------------------------------------------------------
    $   9.30             $  13.50             $   8.79             $  11.77
    --------         ----------------     ----------------         --------
        (.15)                (.19)                (.12)                (.01)
       (2.70)               (3.87)                4.84                (1.82)
    --------         ----------------     ----------------         --------
       (2.85)               (4.06)                4.72                (1.83)
    --------         ----------------     ----------------         --------
          --                 (.09)                (.01)                  --
          --                 (.05)                  --                 (.29)
          --                   --                   --                 (.86)
    --------         ----------------     ----------------         --------
          --                 (.14)                (.01)               (1.15)
    --------         ----------------     ----------------         --------
    $   6.45             $   9.30             $  13.50             $   8.79
    --------         ----------------     ----------------         --------
    --------         ----------------     ----------------         --------
      (30.72)%             (30.40)%              54.28%              (16.32)%
    $ 16,314             $ 51,004             $107,769             $ 74,457
    $ 28,834             $ 96,019             $ 85,193             $ 91,983
        3.35%                2.35%                2.47%                2.45%
        3.33%                2.32%                2.47%                2.45%
        2.33%                1.32%                1.47%                1.45%
       (1.90)%              (1.43)%              (1.09)%               (.12)%

    See Notes to Financial Statements                                     31

       Prudential Pacific Growth Fund, Inc.
             Financial Highlights Cont'd.

                                                                     Class C(a)
                                                                  ----------------
                                                                     Year Ended
                                                                  October 31, 2002
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                     $ 6.49
                                                                      -------
Income/loss from investment operations
Net investment loss                                                      (.08)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                         (.19)
                                                                      -------
      Total from investment operations                                   (.27)
                                                                      -------
Less distributions
Dividends from net investment income                                       --
Distributions in excess of net investment income                           --
Distributions from net realized gains                                      --
                                                                      -------
      Total distributions                                                  --
                                                                      -------
Net asset value, end of year                                           $ 6.22
                                                                      -------
                                                                      -------
TOTAL RETURN(b)                                                         (4.16)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                          $2,061
Average net assets (000)                                               $2,299
Ratios to average net assets:
   Total expenses                                                        3.14%
   Operating expenses, including distribution and service
      (12b-1) fees                                                       3.14%
   Operating expenses, excluding distribution and service
      (12b-1) fees                                                       2.14%
   Net investment loss                                                  (1.23)%

------------------------------
(a) Calculated based upon weighted average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
    32                                     See Notes to Financial Statements

       Prudential Pacific Growth Fund, Inc.
             Financial Highlights Cont'd.

                                     Class C(a)
-------------------------------------------------------------------------------------
                               Year Ended October 31,
-------------------------------------------------------------------------------------
      2001                 2000                 1999                 1998
-------------------------------------------------------------------------------------
     $ 9.30               $13.50               $ 8.79               $11.77
    -------              -------              -------              -------
       (.15)                (.19)                (.12)                (.01)
      (2.66)               (3.87)                4.84                (1.82)
    -------              -------              -------              -------
      (2.81)               (4.06)                4.72                (1.83)
    -------              -------              -------              -------
         --                 (.09)                (.01)                  --
         --                 (.05)                  --                 (.29)
         --                   --                   --                 (.86)
    -------              -------              -------              -------
         --                 (.14)                (.01)               (1.15)
    -------              -------              -------              -------
     $ 6.49               $ 9.30               $13.50               $ 8.79
    -------              -------              -------              -------
    -------              -------              -------              -------
     (30.29)%             (30.40)%              54.28%              (16.32)%
     $2,176               $6,040               $7,073               $1,654
     $3,035               $7,376               $3,103               $2,276
       3.35%                2.35%                2.47%                2.45%
       3.33%                2.32%                2.47%                2.45%
       2.33%                1.32%                1.47%                1.45%
      (1.90)%              (1.42)%              (1.09)%               (.12)%

    See Notes to Financial Statements                                     33

       Prudential Pacific Growth Fund, Inc.
             Financial Highlights Cont'd.

                                                                     Class Z(a)
                                                                  ----------------
                                                                     Year Ended
                                                                  October 31, 2002
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                     $ 6.85
                                                                      -------
Income/loss from investment operations
Net investment income (loss)                                             (.01)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                         (.23)
                                                                      -------
      Total from investment operations                                   (.24)
                                                                      -------
Less distributions
Dividends from net investment income                                       --
Distributions in excess of net investment income                           --
Distributions from net realized gains                                      --
                                                                      -------
      Total distributions                                                  --
                                                                      -------
Net asset value, end of year                                           $ 6.61
                                                                      -------
                                                                      -------
TOTAL RETURN(b)                                                         (3.50)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                          $  922
Average net assets (000)                                               $1,068
Ratios to average net assets:
   Total expenses                                                        2.14%
   Operating expenses                                                    2.14%
   Net investment income (loss)                                          (.18)%

------------------------------
(a) Calculated based upon average weighted shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
    34                                     See Notes to Financial Statements

       Prudential Pacific Growth Fund, Inc.
             Financial Highlights Cont'd.

                                     Class Z(a)
-------------------------------------------------------------------------------------
                               Year Ended October 31,
-------------------------------------------------------------------------------------
      2001                 2000                 1999                 1998
-------------------------------------------------------------------------------------
     $ 9.75              $  14.12             $   9.17             $  12.28
    -------              --------             --------             --------
       (.07)                 (.06)                  --                  .08
      (2.83)                (4.08)                5.06                (1.89)
    -------              --------             --------             --------
      (2.90)                (4.14)                5.06                (1.81)
    -------              --------             --------             --------
         --                  (.18)                (.11)                  --
         --                  (.05)                  --                 (.44)
         --                    --                   --                 (.86)
    -------              --------             --------             --------
         --                  (.23)                (.11)               (1.30)
    -------              --------             --------             --------
     $ 6.85              $   9.75             $  14.12             $   9.17
    -------              --------             --------             --------
    -------              --------             --------             --------
     (29.89)%              (29.75)%              56.05%              (15.36)%
     $1,147              $  3,767             $ 43,311             $ 12,429
     $2,107              $ 33,479             $ 22,811             $ 15,099
       2.35%                 1.35%                1.47%                1.45%
       2.33%                 1.32%                1.47%                1.45%
       (.86)%                (.40)%               (.03)%                .82%

    See Notes to Financial Statements                                     35

       Prudential Pacific Growth Fund, Inc.
             Report of Independent Accountants

To the Shareholders and Board of Directors of Prudential Pacific Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Pacific Growth Fund, Inc. (the 'Fund') at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 19, 2002
    36

                                                        ANNUAL REPORT
                                                        OCTOBER 31, 2002
            PRUDENTIAL
            PACIFIC GROWTH FUND, INC.
-------------------------------------------------------------------------------
                                                        MANAGEMENT OF
                                                        THE FUND

 Prudential Pacific Growth Fund, Inc.        www.prudential.com (800) 225-1852

             Management of the Fund (Unaudited)

      Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be 'interested persons' of the Fund, as defined in the Investment Company Act of 1940, are referred to as 'Independent Directors.' Directors who are deemed to be 'interested persons' of the Fund are referred to as 'Interested Directors.' 'Fund Complex' consists of the Fund and any other investment companies managed by PI.

       Independent Directors

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Fund              Served***
                       -------------------------------------------------------------------------
                       Delayne Dedrick Gold (64)            Director               Since 1992


                       Robert E. La Blanc (68)              Director               Since 1992

                       Robin B. Smith (63)                  Director               Since 1996
                                                                                                     Number of
                                                                                                   Fund Complex
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                   During Past 5 Years                 Director
                       -------------------------------
                       Delayne Dedrick Gold (64)        Marketing Consultant.                           89

                       Robert E. La Blanc (68)          President (since 1981) of Robert E.             74
                                                        La Blanc Associates, Inc.
                                                        (telecommunications); formerly
                                                        General Partner at Salomon Brothers
                                                        and Vice-Chairman of Continental
                                                        Telecom; Trustee of Manhattan
                                                        College.

                       Robin B. Smith (63)              Chairman and Chief Executive Officer            69
                                                        (since August 1996) of Publishers
                                                        Clearing House (direct marketing),
                                                        formerly President and Chief
                                                        Executive Officer (January
                                                        1988-August 1996) of Publishers
                                                        Clearing House.

                                                                   Other
                                                             Directorships Held
                       Name, Address** and Age              by the Director****
                       -------------------------------
                       Delayne Dedrick Gold (64)

                       Robert E. La Blanc (68)          Director of Storage
                                                        Technology Corporation
                                                        (technology) (since 1979),
                                                        Chartered Semiconductor
                                                        Manufacturing, Ltd.
                                                        (Singapore) (since 1998),
                                                        Titan Corporation
                                                        (electronics) (since 1995),
                                                        Computer Associates
                                                        International, Inc.
                                                        (software company) (since
                                                        2002); Director (since 1999)
                                                        of First Financial Fund,
                                                        Inc. and Director (since
                                                        April 1999) of The High
                                                        Yield Plus Fund, Inc.

                       Robin B. Smith (63)              Director of BellSouth
                                                        Corporation (since 1992),
                                                        and Kmart Corporation
                                                        (retail) (since 1996).

    38                                                                    39

 Prudential Pacific Growth Fund, Inc.       www.prudential.com (800) 225-1852

             Management of the Fund (Unaudited) Cont'd.

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Fund              Served***
                       -------------------------------------------------------------------------
                       Stephen Stoneburn (59)               Director               Since 1996

                       Nancy H. Teeters (72)                Director               Since 1996

                       Clay T. Whitehead (64)               Director               Since 1992
                                                                                                     Number of
                                                                                                   Portfolios in
                                                                                                   Fund Complex
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                   During Past 5 Years                 Director
                       -------------------------------
                       Stephen Stoneburn (59)           President and Chief Executive Officer           74
                                                        (since June 1996) of Quadrant Media
                                                        Corp. (a publishing company);
                                                        formerly President (June 1995-June
                                                        1996) of Argus Integrated Media,
                                                        Inc.; Senior Vice President and
                                                        Managing Director (January 1993-1995)
                                                        of Cowles Business Media and Senior
                                                        Vice President of Fairchild
                                                        Publications, Inc. (1975-1989).

                       Nancy H. Teeters (72)            Economist; formerly Vice President              72
                                                        and Chief Economist of International
                                                        Business Machines Corporation;
                                                        formerly Director of Inland Steel
                                                        Industries (July 1984-1999), formerly
                                                        Governor of The Federal Reserve
                                                        (September 1978-June 1984).

                       Clay T. Whitehead (64)           President (since 1983) of National              91
                                                        Exchange Inc. (new business
                                                        development firm).


                                                                   Other
                                                             Directorships Held
                       Name, Address** and Age              by the Director****
                       -------------------------------
                       Stephen Stoneburn (59)

                       Nancy H. Teeters (72)

                       Clay T. Whitehead (64)           Director (since 2000) of
                                                        First Financial Fund, Inc.
                                                        and Director (since 2000) of
                                                        The High Yield Plus Fund,
                                                        Inc.

    40                                                                    41

  Prudential Pacific Growth Fund, Inc.      www.prudential.com (800) 225-1852

             Management of the Fund (Unaudited) Cont'd.

       Interested Directors

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Fund              Served***
                       -------------------------------------------------------------------------
                       *Robert F. Gunia (56)                Director and           Since 1996
                                                            Vice President

                       *David R. Odenath, Jr. (45)          Director and           Since 1999
                                                            President
                                                                                                     Number of
                                                                                                   Fund Complex
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                   During Past 5 Years                 Director
                       -------------------------------
                       *Robert F. Gunia (56)            Executive Vice President and Chief              112
                                                        Administrative Officer (since June
                                                        1999) of PI; Executive Vice President
                                                        and Treasurer (since January 1996) of
                                                        PI; President (since April 1999) of
                                                        Prudential Investment Management
                                                        Services LLC (PIMS); Corporate Vice
                                                        President (since September 1997) of
                                                        The Prudential Insurance Company of
                                                        America (Prudential); formerly Senior
                                                        Vice President (March 1987-May 1999)
                                                        of Prudential Securities Incorporated
                                                        (Prudential Securities); formerly
                                                        Chief Administrative Officer (July
                                                        1989-September 1996), Director
                                                        (January 1989-September 1996) and
                                                        Executive Vice President, Treasurer
                                                        and Chief Financial Officer (June
                                                        1987-December 1996) of PMF; Vice
                                                        President and Director (since May
                                                        1992) of Nicholas-Applegate Fund,
                                                        Inc.

                       *David R. Odenath, Jr. (45)      President, Chief Executive Officer              115
                                                        and Chief Operating Officer (since
                                                        June 1999) of PI; Senior Vice
                                                        President (since June 1999) of
                                                        Prudential; formerly Senior Vice
                                                        President (August 1993-May 1999) of
                                                        PaineWebber Group, Inc.

                                                                   Other
                                                             Directorships Held
                       Name, Address** and Age              by the Director****
                       -------------------------------
                       *Robert F. Gunia (56)            Vice President and Director
                                                        (since May 1989) of The Asia
                                                        Pacific Fund, Inc.

                       *David R. Odenath, Jr. (45)

    42                                                                    43

   Prudential Pacific Growth Fund, Inc.     www.prudential.com (800) 225-1852

             Management of the Fund (Unaudited) Cont'd.

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Fund              Served***
                       -------------------------------------------------------------------------
                       *Judy A. Rice (54)                   Director and           Since 2000
                                                            Vice President
                                                                                                     Number of
                                                                                                   Portfolios in
                                                                                                   Fund Complex
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                   During Past 5 Years                 Director
                       -------------------------------
                       *Judy A. Rice (54)               Executive Vice President (since 1999)           111
                                                        of PI; formerly various positions to
                                                        Senior Vice President (1992-1999) of
                                                        Prudential Securities; and various
                                                        positions to Managing Director
                                                        (1975-1992) of Salomon Smith Barney;
                                                        Member of Board of Governors of the
                                                        Money Management Institute; Member of
                                                        the Prudential Securities Operating
                                                        Council and a Member of the Board of
                                                        Directors for the National
                                                        Association for Variable Annuities.

                                                                   Other
                                                             Directorships Held
                       Name, Address** and Age              by the Director****
                       -------------------------------
                       *Judy A. Rice (54)


      Information pertaining to the officers of the Fund who are not Directors is set forth below.

       Officers

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Fund              Served***
                       -------------------------------------------------------------------------
                       Grace C. Torres (43)                 Treasurer and          Since 1997
                                                            Principal
                                                            Financial and
                                                            Accounting
                                                            Officer

                       Jonathan D. Shain (44)               Secretary              Since 2001

                                                                Principal Occupations
                       Name, Address** and Age                   During Past 5 Years
                       -------------------------------
                       Grace C. Torres (43)             Senior Vice President (since January
                                                        2000) of PI; formerly First Vice
                                                        President (December 1996-January
                                                        2000) of PI and First Vice President
                                                        (March 1993-1999) of Prudential
                                                        Securities.

                       Jonathan D. Shain (44)           Vice President and Corporate Counsel
                                                        (since August 1998) of Prudential;
                                                        formerly Attorney with Fleet Bank,
                                                        N.A. (January 1997-July 1998) and
                                                        Associate Counsel (August
                                                        1994-January 1997) of New York Life
                                                        Insurance Company.

                       Name, Address** and Age
                       -------------------------------
                       Grace C. Torres (43)

                       Jonathan D. Shain (44)

    44                                                                    45

 Prudential Pacific Growth Fund, Inc.    www.prudential.com (800) 225-1852
             Management of the Fund (Unaudited) Cont'd.

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Fund              Served***
                       -------------------------------------------------------------------------
                       Marguerite E.H. Morrison (46)        Assistant              Since 2002
                                                            Secretary
                       Maryanne Ryan (38)                   Anti-Money             Since 2002
                                                            Laundering
                                                            Compliance
                                                            Officer

                                                                Principal Occupations
                       Name, Address** and Age                   During Past 5 Years
                       -------------------------------
                       Marguerite E.H. Morrison (46)    Vice President and Chief Legal
                                                        Officer - Mutual Funds and Unit
                                                        Investment Trusts (since August 2000)
                                                        of Prudential; Senior Vice President
                                                        and Assistant Secretary (since
                                                        February 2001) of PI; Vice President
                                                        and Assistant Secretary of PIMS
                                                        (since October 2001), previously Vice
                                                        President and Associate General
                                                        Counsel (December 1996 - February
                                                        2001) of PI and Vice President and
                                                        Associate General Counsel (September
                                                        1987 - September 1996) of Prudential
                                                        Securities.

                       Maryanne Ryan (38)               Vice President, Prudential (since
                                                        November 1998), First Vice President,
                                                        Prudential Securities (March 1997 -
                                                        May 1998).

                       Name, Address** and Age
                       -------------------------------
                       Marguerite E.H. Morrison (46)

                       Maryanne Ryan (38)

------------------

    * 'Interested' Director, as defined in the 1940 Act, by reason of employment with the Manager, the Subadviser or the Distributor.
   ** Unless otherwise noted, the address of the Directors and Officers is c/o:
      Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark,
      New Jersey 07102.
  *** There is no set term of office for Directors and officers. The Independent
      Directors have adopted a retirement policy, which calls for the retirement of
      Directors on December 31 of the year in which they reach the age of 75. The table shows the number of years for which they have served as Director and/or officer.
 **** This column includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is,
      'public companies') or other investment companies registered under the 1940 Act.

Additional information about the Fund's Directors is included in the Fund's Statement of Additional Information which is available without charge, upon request, by calling (800) 225-1852 or (732) 482-7555 (Calling from outside the U.S.)
    46                                                                    47

Prudential Pacific Growth Fund, Inc.

Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial professional or call us at (800) 225-1852.
Read the prospectus carefully before you invest or send money.

PRUDENTIAL MUTUAL FUNDS
------------------------------------------------------
Stock Funds
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Index Series Fund
  Prudential Stock Index Fund
Prudential Tax-Managed Funds
  Prudential Tax-Managed Equity Fund
Prudential Value Fund
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Growth Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
  Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
  Prudential Financial Services Fund
  Prudential Health Sciences Fund
  Prudential Technology Fund
  Prudential Utility Fund


Global/International Stock Funds
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
  Prudential Global Growth Fund
  Prudential International Value Fund
  Prudential Jennison International Growth Fund

Balanced/Allocation Fund
The Prudential Investment Portfolios, Inc.
  Prudential Active Balanced Fund

Bond Funds
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential High Yield Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
  Income Portfolio
Prudential Total Return Bond Fund, Inc.

Municipal Bond Funds
Prudential California Municipal Fund
  California Series
  California Income Series
Prudential Municipal Bond Fund
  High Income Series
  Insured Series
        www.prudential.com  (800) 225-1852

Prudential Municipal Series Fund
  Florida Series
  New Jersey Series
  New York Series
  Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Fund
Prudential Global Total Return Fund, Inc.

Money Market Funds
Taxable Money Market Funds
Cash Accumulation Trust
  Liquid Assets Fund
  National Money Market Fund
Prudential Government Securities Trust
  Money Market Series
  U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
  Institutional Money Market Series
Prudential MoneyMart Assets, Inc.

Municipal Money Market Funds
Prudential California Municipal Fund
  California Money Market Series
Prudential Municipal Series Fund
  New Jersey Money Market Series
  New York Money Market Series

Tax-Free Money Market Funds
Command Tax-Free Fund
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
Command Government Fund
Command Money Fund
Special Money Market Fund, Inc.*
  Money Market Series


STRATEGIC PARTNERS
MUTUAL FUNDS**
--------------------------------------------------
Strategic Partners Asset Allocation Funds
   Strategic Partners Conservative Growth Fund
   Strategic Partners Moderate Growth Fund
   Strategic Partners High Growth Fund

Strategic Partners Style Specific Funds
   Strategic Partners
      Large Capitalization Growth Fund
   Strategic Partners
      Large Capitalization Value Fund
   Strategic Partners
      Small Capitalization Growth Fund
   Strategic Partners
      Small Capitalization Value Fund
   Strategic Partners
      International Equity Fund
   Strategic Partners
      Total Return Bond Fund

Strategic Partners Opportunity Funds
   Strategic Partners Focused Growth Fund
   Strategic Partners New Era Growth Fund
   Strategic Partners Focused Value Fund
   Strategic Partners Mid-Cap Value Fund

Special Money Market Fund, Inc.*
  Money Market Series


* This Fund is not a direct purchase money fund and is only an exchangeable money fund.
**Not exchangeable with Prudential mutual funds.

Prudential Pacific Growth Fund, Inc.

Class A  Growth of a $10,000 Investment

               (GRAPH)

Average Annual Total Returns as of 10/31/02
                        One Year   Five Years   Ten Years   Since Inception
With Sales Charge        -8.34%      -9.91%       -3.22%         -2.54%
Without Sales Charge     -3.51%      -8.98%       -2.72%         -2.05%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of annual total returns for the past ten years.
The graph compares a $10,000 investment in the Prudential Pacific Growth Fund, Inc. (Class A shares) with a similar investment in the Morgan
Stanley Capital International (MSCI) All
Country (AC) Asia Pacific Free Gross Index and the MSCI AC Pacific Free Index by portraying the initial account values at the beginning of the ten-year period of Class A shares (October
31, 1992) and the account values at the end of the current fiscal year (October 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested.
Without the distribution and service (12b-1) fee waiver for Class A shares, the returns would have been lower. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or following the redemption of the Fund's shares. The Fund's benchmark changed to the MSCI AC Pacific Free
Index because this index better reflects the countries that the investment adviser seeks to position the portfolio based on the Fund's mandate. The MSCI AC Asia Pacific Free Gross
Index is an unmanaged, weighted index
comprising approximately 950 securities listed on the stock exchanges of Australia, China
(free), Hong Kong, India, Indonesia, Japan,
Korea, Malaysia, Pakistan, the Philippines,
Singapore, Sri Lanka, Taiwan, and Thailand. The
MSCI AC Pacific Free Index is an unmanaged, free float-adjusted market capitalization index that is designed to measure the following international equity countries: Australia,
China, Hong Kong, Indonesia, Japan, Malaysia,
New Zealand, the Philippines, Singapore,
Taiwan, and Thailand. The total returns of the indexes include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes.
These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise these indexes may differ substantially from the securities in the Fund. These indexes are not the only ones that may be used to characterize performance of global stock funds.
Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with Securities and Exchange
Commission (SEC) regulations.

        www.prudential.com  (800) 225-1852

Class B     Growth of a $10,000 Investment

               (GRAPH)

Average Annual Total Returns as of 10/31/02
                        One Year   Five Years   Ten Years   Since Inception
With Sales Charge        -8.83%      -9.95%       -3.49%         -2.83%
Without Sales Charge     -4.03%      -9.79%       -3.49%         -2.83%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of annual total returns for the past ten years.
The graph compares a $10,000 investment in the Prudential Pacific Growth Fund, Inc. (Class B shares) with a similar investment in the MSCI
AC Asia Pacific Free Gross Index and the MSCI
AC Pacific Free Index by portraying the initial account values at the beginning of the ten-year period of Class B shares (October 31, 1992) and the account values at the end of the current fiscal year (October 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge (CDSC) was deducted from the value of the investment in Class B shares, assuming full redemption on October 31, 2002; (b) all recurring fees
(including management fees) were deducted; and
(c) all dividends and distributions were reinvested. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis.
The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or following the redemption of the Fund's shares. The Fund's benchmark changed to the MSCI AC Pacific Free Index because this index better reflects the countries that the investment adviser seeks to position the portfolio based on the Fund's mandate. The MSCI
AC Asia Pacific Free Gross Index is an
unmanaged, weighted index comprising
approximately 950 securities listed on the stock exchanges of Australia, China (free), Hong Kong, India, Indonesia, Japan, Korea,
Malaysia, Pakistan, the Philippines, Singapore,
Sri Lanka, Taiwan, and Thailand. The MSCI AC
Pacific Free Index is an unmanaged, free float-adjusted market capitalization index that is designed to measure the following international equity countries: Australia, China, Hong Kong,
Indonesia, Japan, Malaysia, New Zealand, the
Philippines, Singapore, Taiwan, and Thailand.
The total returns of the indexes include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise these indexes may differ substantially from the securities in the Fund. These indexes are not the only ones that may be used to characterize performance of global stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with SEC regulations.

Prudential Pacific Growth Fund, Inc.

              (GRAPH)

Class C     Growth of a $10,000 Investment
                        One Year   Five Years   Ten Years   Since Inception
With Sales Charge        -6.07%      -9.88%         N/A          -9.54%
Without Sales Charge     -4.16%      -9.70%         N/A          -9.43%

Past performance is not indicative of
future results. Principal and
investment return will fluctuate so
that an investor's shares, when
redeemed, may be worth more or less
than their original cost. The best- and
worst-year information within the graph
is designed to give you an idea of how
much the Fund's returns can fluctuate
from year to year by measuring the best
and worst calendar years in terms of
annual total returns since inception of
the share class. The graph compares a
$10,000 investment in the Prudential
Pacific Growth Fund, Inc. (Class C
shares) with a similar investment in
the MSCI AC Asia Pacific Free Gross
Index and the MSCI AC Pacific Free
Index by portraying the initial account
values at the commencement of
operations of Class C shares (August 1,
1994) and the account values at the end
of the current fiscal year (October 31,
2002), as measured on a quarterly
basis. For purposes of the graph, and
unless otherwise indicated, it has been
assumed that (a) the applicable front-
end sales charge was deducted from the
initial $10,000 investment in Class C
shares; (b) the applicable CDSC was
deducted from the value of the
investment in Class C shares, assuming
full redemption on October 31, 2002;
(c) all recurring fees (including
management fees) were deducted; and (d)
all dividends and distributions were
reinvested. The average annual total
returns in the table and the returns on
investment in the graph do not reflect
the deduction of taxes that a
shareholder would pay on the Fund's
distributions or following the
redemption of the Fund's shares. The
Fund's benchmark changed to the MSCI AC
Pacific Free Index because this index
better reflects the countries that the
investment adviser seeks to position
the portfolio based on the Fund's
mandate. The MSCI AC Asia Pacific Free
Gross Index is an unmanaged, weighted
index comprising approximately 950
securities listed on the stock
exchanges of Australia, China (free),
Hong Kong, India, Indonesia, Japan,
Korea, Malaysia, Pakistan, the
Philippines, Singapore, Sri Lanka,
Taiwan, and Thailand. The MSCI AC
Pacific Free Index is an unmanaged,
free float-adjusted market
capitalization index that is designed
to measure the following international
equity countries: Australia, China
(free), Hong Kong, India, Indonesia,
Japan, Korea, Malaysia, Pakistan, the
Philippines, Singapore, Sri Lanka,
Taiwan, and Thailand. The total returns
of the indexes include the reinvestment
of all dividends, but do not include
the effect of sales charges, operating
expenses, or taxes. These returns would
be lower if they included the effect of
sales charges, operating expenses, or
taxes. The securities that comprise
these indexes may differ substantially
from the securities in the Fund. These
indexes are not the only ones that may
be used to characterize performance of
global stock funds. Other indexes may
portray different comparative
performance. Investors cannot invest
directly in an index. This graph is
furnished to you in accordance with SEC
regulations.

                www.prudential.com  (800) 225-1852

Class Z     Growth of a $10,000 Investment

               (GRAPH)

Average Annual Total Returns as of 10/31/02
   One Year   Five Years   Ten Years   Since Inception
    -3.50%      -8.89%        N/A          -10.55%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst- year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of annual total returns since inception of the share class. The graph compares a $10,000 investment in the Prudential Pacific Growth
Fund, Inc. (Class Z shares) with a similar investment in the MSCI AC Asia Pacific Free
Gross Index and the MSCI AC Pacific Free Index by portraying the initial account values at the commencement of operations of Class Z shares
(March 1, 1996) and the account values at the end of the current fiscal year (October 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted, and (b) all dividends and distributions were reinvested. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or following the redemption of the Fund's shares. The Fund's benchmark changed to the MSCI AC Pacific Free Index because this index better reflects the countries that the investment adviser seeks to position the portfolio based on the Fund's mandate. The MSCI
AC Asia Pacific Free Gross Index is an
unmanaged, weighted index comprising
approximately 950 securities listed on the stock exchanges of Australia, China (free), Hong Kong, India, Indonesia, Japan, Korea,
Malaysia, Pakistan, the Philippines, Singapore,
Sri Lanka, Taiwan, and Thailand. The MSCI AC
Pacific Free Index is an unmanaged, free float-adjusted market capitalization index that is designed to measure the following international equity countries: Australia, China (free), Hong
Kong, India, Indonesia, Japan, Korea, Malaysia,
Pakistan, the Philippines, Singapore, Sri
Lanka, Taiwan, and Thailand. The total returns of the indexes include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes.
These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise these indexes may differ substantially from the securities in the Fund. These indexes are not the only ones that may be used to characterize performance of global stock funds.
Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with SEC regulations.

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
www.prudential.com

DIRECTORS
Delayne Dedrick Gold
Robert F. Gunia
Robert E. La Blanc
David R. Odenath, Jr.
Judy A. Rice
Robin B. Smith
Stephen Stoneburn
Nancy H. Teeters
Clay T. Whitehead

OFFICERS
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Jonathan D. Shain, Secretary
Marguerite E.H. Morrison, Assistant Secretary
Maryanne Ryan, Anti-Money Laundering
   Compliance Officer

MANAGER
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

INVESTMENT ADVISER
JF International Management Limited
46th Floor, Jardine House
1 Connaught Place, Central
Hong Kong

DISTRIBUTOR
Prudential Investment
   Management Services LLC
Gateway Center Three, 14th Floor
Newark, NJ 07102-4077

CUSTODIAN
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

TRANSFER AGENT
Prudential Mutual Fund Services LLC
PO Box 8098
Philadelphia, PA 19101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

LEGAL COUNSEL
Sullivan & Cromwell
125 Broad Street
New York, NY 10004-2498

Mutual funds are not bank guaranteed or FDIC insured, and may lose value.

Fund Symbols    Nasdaq    CUSIP
Class A         PRPAX    743941106
Class B         PRPBX    743941205
Class C         PRPCX    743941304
Class Z         PPGZX    743941403

MF157E       IFS-A076299